RockTenn

Executing Our Strategy, Delivering Exceptional Value


RockTenn
Coated White Top Liner

Goldman Sachs Basic Materials Conference 2013
May 21, 2013

Cautionary Statement Regarding Forward-Looking Information

Statements in this presentation that do not relate strictly to historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that give guidance for future periods, including, but not limited to the slides entitled "RockTenn: Well Positioned to Deliver Value" and "Executing Our Strategy, Delivering Exceptional Value". Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and use words in this presentation such as will, estimate, trending, or refer to future time periods. You should not place undue reliance on any forward-looking statements as such statements involve risks, uncertainties, assumptions and other factors that could cause actual results to differ materially, including the following: our belief that the corrugated industry fundamentals are improving, our ability to integrate Smurfit-Stone or to achieve benefits from the Smurfit-Stone acquisition, including, without limitation, synergies, performance improvements and successful implementation of capital projects; expected cash flow; expected price realization; expected levels of depreciation and amortization, corporate expenses, interest expense, income tax rates, federal NOLs, Black Liquor and AMT tax credits, pension expense and contributions, capital expenditures, commodity costs, maintenance outages, containerboard inventory builds; the level of demand for our products; economic downtime; our ability to successfully identify and make performance improvements; anticipated returns on our capital investments; possible increases in energy, raw materials, shipping and capital equipment costs; any reduction in the supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; adverse changes in general market and industry conditions and other risks, uncertainties and factors discussed in Item 1A "Risk Factors" and under the caption "Business — Forward-Looking Information" in our 2012 Annual Report on Form 10-K and by similar disclosures in any of our subsequent SEC filings. The information contained herein speaks as of the date hereof and we do not have or undertake any obligation to update such information as future events unfold.

Disclaimer and Use of Non-GAAP Financial Measures and Reconciliations

We may from time to time be in possession of certain information regarding RockTenn that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell RockTenn securities. This presentation also may not include all of the information regarding RockTenn that you may need to make an investment decision regarding RockTenn securities. Any such investment decision should be made on the basis of the overall mix of information regarding RockTenn that is publicly available as of the date of such decision.

We have included financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The non-GAAP financial measures presented are not intended to be a substitute for GAAP financial measures, and any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP and the reconciliations of non-GAAP financial measures to GAAP financial measures included in the Appendix to this presentation.

Who We Are – RockTenn

Overview	♦ One of North America's leading integrated manufacturers of corrugated and consumer packaging
Net Sales	♦ $9.3 billion (LTM 2Q FY2013)
Employees	♦ 26,000
Production	♦ 9.3 million tons of mill capacity ♦ 100 billion square feet of converting production ♦ Approximately 60% integrated
Locations	♦ 210 operating facilities, primarily in North America


SWEETWATER


Special K
CHIPS


Puffs

LTM 2Q FY2013
Net Sales: $9.3 billion


Consumer Packaging & Recycling 33%
Corrugated Packaging 67%

LTM 2Q FY2013
Segment Income: $751 million (1)


Consumer Packaging & Recycling 43%
Corrugated Packaging 57%

(1) Excludes $0.4 million of acquisition inventory step-up expense

RockTenn's Core Business Principles

RockTenn will be the most respected company in our business by:

- Providing superior paperboard, packaging and marketing solutions for consumer products companies at very low costs
- Investing for competitive advantage
- Maximizing the efficiency of our manufacturing processes by optimizing economies of scale
- Systematically improving processes and reducing costs throughout the company
- Seeking acquisitions that can dramatically improve the business

Strong Cash Flow Returns

Fiscal Year Ended	Sep-03	Sep-04	Sep-05	Sep-06	Sep-07	Sep-08	Sep-09	Sep-10	Sep-11	Sep-12
FCF Yield (1)	12.0%	21.4%	15.9%	20.5%	20.2%	15.1%	21.1%	14.2%	12.9%	15.1%
Free Cash Flow (1)	$ 64	$ 109	$ 89	$ 113	$ 151	$ 166	$ 322	$ 260	$ 250	$ 518

(1) Free cash flow is cash generated for Net Debt repayment, dividends, acquisition / investments and pension in excess of expense. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix

Compelling Year-to-Date Execution and Performance

$ in millions		YTD 2Q FY2013		YTD 2Q FY2012		Variance	% Variance
CA EBITDA (1)	$	629.9	$	582.6	$	47.3	8.1%
Free Cash Flow (2)	$	322.1	$	256.1	$	66.0	25.8%
Net Debt (3)	$	3,127.7	$	3,373.2	$	(245.5)	(7.3%)
Adjusted EPS (4)	$	2.47	$	2.15	$	0.32	14.9%
Corrugated EBITDA (1)	$	460.7	$	389.1	$	71.6	18.4%
Margin % (1)		*14.4%*		*12.8%*		*1.6%*	*12.1%*

(1) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix
(2) Free cash flow is cash generated for Net Debt repayment, dividends, acquisition / investments and pension in excess of expense. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix
(3) On a GAAP basis, Total Debt was $3.18 billion and $3.41 billion in 2Q FY2013 and 2Q FY2012, respectively. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix
(4) On a GAAP basis, EPS was $5.64 in YTD 2Q FY2013 and $1.50 in YTD 2Q FY2012. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix

RockTenn: Well Positioned to Deliver Value

Strong free cash flow generation	♦ FY2012 cash generation of $518 million or $7.18 per share [1] ♦ FY2013 estimated cash flow generation of $10.00-$10.50 per share [1] ♦ FY2014 estimated cash flow generation of $14.25-$15.00 per share [1] ♦ Targeted reduction to 2.0x leverage during FY2014
Attractive industry fundamentals	♦ North America is a net exporter of low cost containerboard to growing world market ♦ Stable end demand with opportunity for growth with underlying economic improvement ♦ High containerboard mill operating rates
Solid Foundation with Opportunities to Improve Results	♦ Mix of 9.3 million tons of low cost virgin and recycled mill capacity ♦ Stable consumer packaging business with LTM 2Q FY2013 EBITDA margins of 16.2%[2] ♦ Corrugated packaging driving improved operating performance and execution, including benefits of synergies and performance improvements; $375 million run-rate at 3/31/13; $550 million in run rate expected by end of FY2014 ♦ Opportunities for significant additional investment with 15-25% after-tax returns

(1) Cash generated for Net Debt repayment, dividends, acquisition / investments and pension in excess of expense. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix. Cash Flow Per Share Calculation based on average diluted shares outstanding of 72.1 million shares in FY2012, approximately 73 million shares in FY2013 and approximately 74 million shares in FY2014.

(2) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix

Corrugated Packaging

RockTenn offers a broad range of high quality converting capabilities and the widest range of corrugated materials designed to protect, ship, store and market our customers' products.

Rankings	• 2nd largest North American producer of corrugated packaging • 2nd largest North American producer of containerboard • Largest producer of white top linerboard • Largest producer of preprint linerboard
Net Sales (1)	• Approximately $6.2 billion (LTM 2Q FY2013)
Employees	• 15,500+
Locations	• North America (U.S., Canada, Mexico, China)
Facilities	• 94 corrugated container plants throughout the U.S., Canada and Mexico • 13 containerboard mills
Production	• 78 billion square feet of converting production • 7.5 million tons of containerboard capacity • 0.3 million tons of kraft fluff pulp
Products	• Virgin and 100% recycled linerboard and medium • White top linerboard • Fluff pulp • Corrugated containers • Preprint linerboard • Retail-ready packaging • Food-service packaging • Automated Packaging Systems
Certifications	• All wholly owned North American plants and mills are certified to the SFI® Fiber Sourcing standard and Triple Chain-of-Custody (SFI, FSC and PEFC) certified








RockTenn
meta-8



Corrugated Packaging End Markets

Corrugated Containers [1]

- RockTenn packaging end markets consist of over 88% of sales for the food and beverage and consumer non-durables segments
- Accounts are distributed 45% national customers and 55% regional and local customers



Graphics 3%
Pharmaceutical 2%
All Other 5%
Durable 7%
Produce 6%
Protein 6%
Pizza 9%
Consumer Non-Durable 15%
Paper Goods 20%
Other Food/Beverage 27%

(1) Sales by end use based on management estimates

Containerboard Shipments LTM 2Q FY2013



Middle East 18%
Europe 18%
Latin America 51%
Asia 13%
Export 12%
Domestic 18%
Internal 70%

Note: internal includes trade shipments

A Healthy Containerboard Industry



Containerboard Exports and Imports
Thousands of Tons
Exports
Imports
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Calendar Year

(1) Source: AF&PA. 2013 is annualized, based on four months of data



Operating Rate % - Linerboard & Corrugated Medium
Linerboard
Medium
110
105
100
95
90
85
80
75
70
65
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13

(1) Source: AF&PA



Containerboard Inventories - Mills & Box Plants
(Millions of tons, Weeks of supply)
Inventories (Tons)
Weeks
Million Tons
Weeks
3.5
3.0
2.5
2.0
1.5
1.0
5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0

(1) Source: AF&PA



Corrugated Box Shipments
(Avg. Week, YTD % Change)
9%
6%
3%
0%
(3%)
(6%)
(9%)
(12%)
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13

(1) Source: RISI

Virgin Containerboard Mills – Economically Irreplaceable

5,858K Tons of Capacity	
Liner	3,192
White Top & SBL	1,184
Medium [(1)]	1,190
Pulp	292



La Tuque, QC
White Top Linerboard
SBL
Capacity: 476K tons
Coshocton, OH
Semi-Chemical Medium
Capacity: 305K tons
West Point, VA
White Top Linerboard
Recycled Medium
Capacity: 891K tons
Stevenson, AL
Semi-Chemical Medium
Capacity: 885K tons
Hopewell, VA
Kraft Linerboard
Capacity: 443K tons
Hodge, LA
Kraft Linerboard
Capacity: 800K tons
Florence, SC
Kraft Linerboard
Capacity: 683K tons
Fernandina Beach, FL
Kraft Linerboard
Capacity: 930K tons
Panama City, FL
Kraft Linerboard
Fluff Pulp
Capacity: 628K tons

(1) Excludes 183K tons of recycled medium capacity at West Point, VA mill

Recycled Containerboard Mills – Highly Flexible

1,953K Tons of Capacity	
Liner	935
Medium (1)	1,018


St. Paul, MN
Recycled Medium
Capacity: 200K tons
Solvay, NY
Recycled Linerboard & Medium
Capacity: 805K tons
Uncasville, CT
Recycled Medium
Capacity: 165K tons
Seminole, FL
Recycled Linerboard & Medium
Capacity: 600K tons

(1) Includes 183K tons of recycled medium capacity at West Point, VA mill

Corrugated Packaging Opportunities

People	♦ Strong RockTenn leadership team – intensely focused on delivering results ♦ Building stronger technical, engineering and operating teams ♦ Executing the RockTenn culture
Operations	♦ Asset optimization – mill and box ♦ Invest for competitive advantage – disciplined project planning and execution ♦ Performance Excellence and Lean Six Sigma across enterprise, including Supply Chain ♦ Invest in decision-making systems to increase efficiencies and reduce costs
Customers	♦ Customer satisfaction through no-fail quality basics and innovative, value-added products ♦ Commercial Excellence – price increase execution

Hopewell Modernization

- Hopewell Phase I modernization completed on time and on budget ($71 million)
  - Mill ramping up production, completing commissioning
- Primary project objectives of quality improvements exceed high expectations
  - Quality – profiles improvements; 50% reduction in variability; reduction of quality rejects
  - Energy reductions – bark and gas
  - Ability to make 35 lb. liner
  - Supply chain improvements – freight and reduced box plant rejects
- Project included:
  - New primary dilution control headbox
  - New winder
  - Numerous upgrades to paper machine, drives, dryers and controls
- Phase II – 124,000 ton/year paper production increase through installation of shoe press and additional dryer section scheduled for April 2014




VOITH
MasterJet Pro

Consumer Packaging

RockTenn operates a network of folding carton plants, recycled and SBS paperboard mills, specialty paperboard products and merchandising displays. Beyond extensive manufacturing capabilities, we provide a wide breadth of services centered on creating value.

Rankings	♦ 2nd largest North American producer of 100% coated recycled paperboard ♦ 2nd largest North American producer of folding cartons ♦ Largest North American producer of merchandising displays ♦ Largest producer of solid fiber partitions
Net Sales (1)	♦ $2.5 billion (LTM 2Q FY2013)
Employees	♦ 8,800+
Locations	♦ North America (U.S., Canada, Mexico), Chile, Argentina
Facilities	♦ 5 coated recycled paperboard mills ♦ 1 virgin solid bleached sulphate and bleached market pulp mill ♦ 5 uncoated recycled boxboard mills (including 1 gypsum mill) ♦ 21 folding carton plants ♦ 15 solid fiber partition plants ♦ 19 merchandising display and assembly plants
Products	♦ 100% coated and uncoated recycled boxboard (CRB/URB) ♦ Solid bleached sulphate paperboard (SBS) ♦ Southern bleached softwood kraft market pulp (SBSK) ♦ Folding cartons ♦ Temporary and permanent merchandising displays ♦ Solid fiber partitions
Certifications	♦ All wholly owned North American plants and mills are certified to the SFI® Fiber Sourcing standard and Triple Chain-of-Custody (SFI, FSC and PEFC) certified


NEW
Crest
3D WHITE


Puffs


Special K



Low Cost Consumer Packaging Mills

1,484K Tons of Capacity	
CRB	640
URB	291
Bleached Paperboard	350
Gypsum Liner	103
Market Pulp (SBSK)	100



St. Paul, MN Coated Recycled Board Capacity: 165K tons
Battle Creek, MI Coated Recycled Board Capacity: 160K tons
Missisquoi, VT Coated Recycled Board Capacity: 110K tons
Aurora, IL Uncoated Recycled Board Capacity: 32K tons
Eaton, IN Uncoated Recycled Board Capacity: 64K tons
Stroudsburg, PA Coated Recycled Board Capacity: 80K tons
Cincinnati, OH Uncoated Recycled Board Capacity: 55K tons
Lynchburg, VA Gypsum Liner Capacity: 103K tons
Chattanooga, TN Uncoated Recycled Board Capacity: 140K tons
Dallas, TX Coated Recycled Board Capacity: 125K tons
Demopolis, AL Bleached Paperboard Market Pulp (SBSK) Capacity: 450K tons

RockTenn Folding Carton
>90% Food and Consumer Staples



Other Non-foods 5%
Beverages & Other Foods 11%
Household Goods 6%
Paper Products & Office Supplies 6%
Cereals & Other Dry Foods 11%
Health & Beauty 11%
Cookies, Crackers & Snacks 16%
Frozen Foods 10%
Dairy, Ice Cream & Frozen Novelty 8%
Quick-serve & Take-out 16%

Source: Management Estimates

Paperboard Pricing Trends

Monthly Index Pricing



$/ton
1,200
1,150
1,100
1,050
1,000
950
900
850
800
750
700
650
600
550
500
450
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Apr-13
$1,100 SBS
$1,075 CUK
$940 White Top
$920 Fluff Pulp
$905 CRB
$890 Market Pulp
$740 Liner
$710 Medium
$665 URB

(1) Source: RISI. Data is based on calendar year.

RKT Paperboard Grades by Volume



Fluff/Market Pulp
392
URB*
394
Bleached Board
481
CRB
640
Containerboard Recy.
1,953
Containerboard Vrg.
5,435
0
1,000
2,000
3,000
4,000
5,000
6,000
Thousands of tons

* URB includes the production capacity of a paperboard machine that manufactures gypsum paperboard liner owned by the Seven Hills joint venture

PPW Transactional Published Price Data

Substrate	Apr-13	Change since Jul-12
Liner	$740	+$100
Medium	$710	+$100
White Top	$940	+$100
Market Pulp	$890	+$50
CUK	$1,075	+$45
CRB	$905	+$5
URB	$665	-$5
Fluff Pulp	$920	-$20
SBS	$1,100	-$35

- Improvement in Domestic and Export market pricing
  - Currently implementing a price increase in containerboard, boxes and sheets

RockTenn's Strong Financial Position

3/31/13 Capitalization ($ in millions)	
Cash	$51
Total Debt [(1)]	$3,186
Shareholders' Equity	$3,821
Total Capitalization	**$7,007**

Rating Agency	Corporate Credit Rating
S&P	BBB- Positive
Moody's	Ba1 Stable

Floating / Fixed Debt Mix	54% / 46%
Leverage Ratio	2.65x
LTM Credit Agreement EBITDA[(2)]	$1.22 billion


$ in millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$4
$92
$92
$662
$540
$122
$971
$1,457
$350
$400
$350
$350
FY2013
FY2014
FY2015
FY2016
FY2017
Thereafter
Credit Facilities
2019 Notes
2020 Notes
2022 Notes
2023 Notes
A/R Securitization
Other

(1) Excludes unamortized bond discounts of $7.2 million
(2) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix

Executing Our Strategy, Delivering Exceptional Value

- Leadership positions in excellent paperboard packaging businesses
- Improving earnings and strong cash flow
  - FY2013 target of approximately $10.00 to $10.50 per share (1)
  - FY2014 forecasted free cash flow of approximately $14.25 to $15.00 per share (1) assuming 2% to 2.5% inflation on cost inputs from the end of FY2013
- High-return investment opportunities to further improve our competitive position
- Reduce leverage to below 2.0x during FY2014
- Continue to seek strategic, favorably priced acquisitions that make us a better company
- Return capital to shareholders through dividends and share repurchases

(1) Cash available for dividends, pension in excess of expense, acquisitions and net debt reduction. Based on approximately 73 million shares in FY2013 and 74 million shares in FY2014

Appendix

Use of Non-GAAP Financial Measures and Reconciliations

Below, we define the non-GAAP financial measures, provide a reconciliation of each non-GAAP financial measure to the most directly comparable financial measure calculated in accordance with GAAP, and discuss the reasons that we believe this information is useful to management and may be useful to investors. These measures may differ from similarly captioned measures of other companies in our industry.

Non-GAAP Measures

Our definitions of Credit Agreement EBITDA and Segment EBITDA may differ from other similarly titled measures at other companies. Credit Agreement EBITDA (as defined) and Adjusted EBITDA (as defined) are not defined in accordance with GAAP and should not be viewed as alternatives to GAAP measures of operating results or liquidity. RockTenn management believes that net income is the most directly comparable GAAP measure to Credit Agreement EBITDA (as defined) and Segment Income is the most directly comparable GAAP measure to Segment EBITDA.

Non-GAAP Measures: Credit Agreement EBITDA and Total Funded Debt (as defined)

"Credit Agreement EBITDA" is calculated in accordance with the definition of "EBITDA" contained in the Company's Credit Agreement. Credit Agreement EBITDA is generally defined as Consolidated Net Income plus: consolidated interest expense; consolidated tax expenses; depreciation and amortization expenses; charges and expenses for financing fees and expenses and write-offs of deferred financing fees and expenses, remaining portions of OID on prepayment of indebtedness, premiums due in respect of prepayment of indebtedness, and commitment fees in respect of financing commitments; various charges and expenses related to, or incurred in connection with, the Smurfit-Stone acquisition; costs and expenses relating to the integration of Smurfit-Stone and the achievement of synergies relating to the Smurfit-Stone acquisition; certain run-rate synergies expected to be achieved due to the Smurfit-Stone acquisition; all non-cash charges; all cash charges and expenses for plant and other facility closures and other cash restructuring charges; labor disruption charges; officer payments associated with any permitted acquisitions; "black liquor" expenses; cash charges and expenses incurred in respect of the Chapter 11 bankruptcy proceeding and plan of reorganization of Smurfit-Stone; and all non-recurring cash expenses taken in respect of any multi-employer and defined benefit pension plan obligations that are related to plant and other facilities closures. For additional information on the calculation see our Credit Agreement, dated as of September 27, 2012, filed as Exhibit 10.1 to our Form 8-K, dated September 27, 2012.

"Total Funded Debt" is calculated in accordance with the definition of "Total Funded Debt" contained in the Company's Credit Agreement. Total Funded Debt is generally defined as aggregate debt obligations reflected in our balance sheet, less the hedge adjustments resulting from terminated and existing fair value interest rate derivatives or swaps, plus additional outstanding letters of credit not already reflected in debt, plus debt guarantees.

Non-GAAP Measures: Net Debt

We have defined the non-GAAP measure "Net Debt" to include the aggregate debt obligations reflected in our balance sheet, less the hedge adjustments resulting from terminated and existing fair value interest rate derivatives or swaps, the balance of our cash and cash equivalents, restricted cash (which includes the balance sheet line items restricted cash and restricted cash and marketable debt securities) and certain other investments that we consider to be readily available to satisfy such debt obligations.

Our management uses Net Debt, along with other factors, to evaluate our financial condition. We believe that Net Debt is an appropriate supplemental measure of financial condition and may be useful to investors because it provides a more complete understanding of our financial condition before the impact of our decisions regarding the appropriate use of cash and liquid investments.

Non-GAAP Measures: Adjusted Net Income and Adjusted Earnings Per Diluted Share

We also use the non-GAAP measures "adjusted net income" and "adjusted earnings per diluted share". Management believes these non-GAAP financial measures provide our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate the performance of the Company because it excludes restructuring and other costs, net, the alternative fuel mixture credit and cellulosic biofuel producer credit and other specific items that management believes are not indicative of the ongoing operating results of the business. The Company and the board of directors use this information to evaluate the Company's performance relative to other periods.

Non-GAAP Measures: Cash Generated for Net Debt Repayment, Dividends, Acquisitions/Investments and Pension in Excess of Expense

We also have defined the non-GAAP financial measure Cash Generated for Net Debt Repayment, Dividends, Acquisitions/Investments and Pension in Excess of Expense to be the sum of the non-GAAP measure Net Debt Repayment and the following cash flow statement line items: Cash dividends paid to shareholders, Cash paid for the purchase of business, net of cash acquired plus Investment in unconsolidated entity and Pension and other postretirement funding (more) less than expense.

Our management uses Cash Generated for Net Debt Repayment, Dividends, Acquisitions/Investments and Pension in Excess of Expense (*also referred to as "free cash flow"*), along with other factors, to evaluate our performance. We believe that this measure is an appropriate supplemental measure of financial performance and may be useful to investors because it provides a measure of cash generated for the benefit of shareholders. It is not intended to be a substitute for GAAP financial measures and should not be used as such.

Non-GAAP Measures: Segment EBITDA and Segment EBITDA Margins

Our management uses the non-GAAP measures "Segment EBITDA" and "Segment EBITDA Margins", along with other factors, to evaluate our segment performance against our peers. Management believes that investors also use these measures to evaluate our performance relative to our peers. Segment EBITDA and Segment EBITDA Margins are reconciled to the most directly comparable GAAP measures, "Segment income" and "Segment sales".

Adjusted EPS Reconciliation

($ in millions, except per share data)	YTD 2Q FY2013	YTD 2Q FY2012
Net income attributable to Rock-Tenn Company Shareholders	**$ 410.7**	**$ 108.6**
Restructuring and other costs (1)	21.9	33.7
Loss on extinguishment of debt	0.2	12.3
Alternative fuel mixture credit tax reserve adjustment	(252.9)	-
Acquisition inventory step-up	-	0.3
Adjusted net income	**$ 179.9**	**$ 154.9**

	YTD 2Q FY2013	YTD 2Q FY2012
Earnings per diluted share	**$ 5.64**	**$ 1.50**
Restructuring and other costs (1)	0.30	0.48
Loss on extinguishment of debt	0.00	0.17
Alternative fuel mixture credit tax reserve adjustment	(3.47)	-
Acquisition inventory step-up	-	-
Adjusted earnings per diluted share	**$ 2.47**	**$ 2.15**

(1) Restructuring and other costs and operating losses and transition costs due to plant closures

Net Debt Reconciliation

($ in millions)

	Sep-02	Sep-03	Sep-04	Sep-05	Sep-06	Sep-07	Sep-08	Sep-09	Sep-10	Sep-11	Sep-12
Current Portion of Debt	$ 62.9	$ 12.9	$ 85.8	$ 7.1	$ 40.8	$ 46.0	$ 245.1	$ 56.3	$ 231.6	$ 143.3	$ 261.3
Long-Term Debt Due After One Year	410.1	513.0	398.3	908.0	765.3	676.3	1,453.8	1,293.1	897.3	3,302.5	3,151.2
	473.0	525.9	484.1	915.1	806.1	722.3	1,698.9	1,349.4	1,128.9	3,445.8	3,412.5
Less: Hedge Adjustments Resulting From Fair Value Interest Rate Derivatives or Swaps	(19.8)	(23.9)	(18.5)	(12.3)	(10.4)	(8.5)	(6.6)	(3.8)	(1.9)	(0.4)	(0.1)
	453.2	502.0	465.6	902.8	795.7	713.8	1,692.3	1,345.6	1,127.0	3,445.4	3,412.4
Less: Cash and Cash Equivalents	(6.6)	(14.2)	(28.7)	(26.8)	(6.9)	(10.9)	(52.8)	(11.8)	(15.9)	(41.7)	(37.2)
Less: Restricted Cash	-	-	-	-	-	-	(19.2)	-	-	-	-
Less: Investment in Marketable Securities	-	-	(28.2)	-	-	-	-	-	-	-	-
Net Debt	**$ 446.6**	**$ 487.8**	**$ 408.7**	**$ 876.0**	**$ 788.8**	**$ 702.9**	**$ 1,620.3**	**$ 1,333.8**	**$ 1,111.1**	**$ 3,403.7**	**$ 3,375.2**

Net Debt Reconciliation

($ in millions)

	March 31, 2013	March 31, 2012
Current Portion of Debt	$ 29.7	$ 260.0
Long-Term Debt Due After One Year	3,149.3	3,148.4
Total Debt	3,179.0	3,408.4
Less: Hedge Adjustments Resulting From Fair Value Interest Rate Derivatives or Swaps	-	(0.3)
	3,179.0	3,408.1
Less: Cash and Cash Equivalents	(51.3)	(34.9)
Net Debt	$ 3,127.7	$ 3,373.2

Free Cash Flow Reconciliation

($ in millions, except percentages)

Fiscal year ended	Sep-02	Sep-03	Sep-04	Sep-05	Sep-06	Sep-07	Sep-08	Sep-09	Sep-10	Sep-11	Sep-12
Net Debt	$ 446.6	$ 487.8	$ 408.7	$ 876.0	$ 788.8	$ 702.9	$ 1,620.3	$ 1,333.8	$ 1,111.1	$ 3,403.7	$ 3,375.2
Less: Debt assumed in acquisition		-	-	-	-	-	(243.1)	-	-	(1,180.5)	-
Adjusted net debt		487.8	408.7	876.0	788.8	702.9	1,377.2	1,333.8	1,111.1	2,223.2	3,375.2
Net debt repayment		(41.2)	79.1	(467.3)	87.2	85.9	(674.3)	286.5	222.7	(1,112.1)	28.5
Cash dividends paid to shareholders		11.1	12.0	12.9	13.2	15.4	15.2	15.3	23.4	37.6	56.5
Pension and postretirement funding more (less) than expense		11.6	3.0	(8.7)	4.1	7.5	7.1	23.1	(10.5)	22.7	305.4
Cash paid for the purchase of business, net of cash acquired plus investment in unconsolidated entity		82.2	15.2	552.4	8.0	41.7	818.2	(3.0)	24.2	1,302.1	127.3
Free Cash Flow		$ 63.7	$ 109.3	$ 89.3	$ 112.5	$ 150.5	$ 166.2	$ 321.9	$ 259.8	$ 250.3	$ 517.7
Shares Outstanding - at 9/30	34.3	35.0	35.6	36.3	37.7	38.0	38.2	38.7	38.9	70.5	
Stock Price - at 9/30	$ 15.42	$ 14.58	$ 15.74	$ 15.10	$ 19.80	$ 28.90	$ 39.98	$ 47.11	$ 49.81	$ 48.68	
Market Value of Equity at Beg. of Year		$ 529.6	$ 509.7	$ 561.0	$ 547.8	$ 746.2	$ 1,097.9	$ 1,528.4	$ 1,823.5	$ 1,937.8	$ 3,430.4
Free Cash Flow Yield		12.0%	21.4%	15.9%	20.5%	20.2%	15.1%	21.1%	14.2%	12.9%	15.1%

Free Cash Flow

($ in millions)	YTD 2Q FY2013	YTD 2Q FY2012
Net debt repayment [(1)]	$ 247.5	$ 30.5
Cash dividends paid to shareholders	32.1	28.2
Pension and postretirement funding more than expense	42.5	108.2
Cash paid for the purchase of business, net of cash acquired plus Investment in unconsolidated entity	-	89.2
	$ 322.1	$ 256.1

(1) See Net Debt reconciliation in the Appendix

Segment EBITDA Margins

LTM 2Q FY2013

($ in millions, except percentages)

	Corrugated Packaging	Consumer Packaging	Recycling	Corporate / Other	Consolidated
Segment Sales	$ 6,340.8	$ 2,527.3	$ 1,126.1	$ (725.2)	$ 9,269.0
Segment Income [(1)]	431.9	312.1	7.2		751.2
Depreciation & Amortization	422.0	97.3	13.5	13.5	546.3
EBITDA	853.9	409.4	20.7		
Segment EBITDA Margins	13.5%	16.2%	1.8%		

(1) Corrugated Packaging segment excludes $0.4 million of inventory step-up expense

Segment EBITDA Margins

YTD 2Q FY2013

($ in millions, except percentages)

	Corrugated Packaging	Consumer Packaging	Recycling	Corporate / Other	Consolidated
Segment Sales	$ 3,198.3	$ 1,237.8	$ 522.8	$ (346.9)	$ 4,612.0
Segment Income	245.5	129.6	7.8		382.9
Depreciation & Amortization	215.2	49.2	6.5	6.4	277.3
EBITDA	460.7	178.8	14.3		
Segment EBITDA Margins	14.4%	14.4%	2.7%		

Segment EBITDA Margins

YTD 2Q FY2012

($ in millions, except percentages)

	Corrugated Packaging	Consumer Packaging	Recycling	Corporate / Other	Consolidated
Segment Sales	$ 3,028.7	$ 1,268.0	$ 625.5	$ (371.6)	$ 4,550.6
Segment Income [1]	178.4	164.7	7.7		350.8
Depreciation & Amortization	204.2	48.3	6.4	6.4	265.3
Plus: Matane Mill EBITDA [2]	6.5	-	-		6.5
EBITDA	389.1	213.0	14.1		
Segment EBITDA Margins	12.8%	16.8%	2.3%		

(1) Corrugated Packaging segment excludes $0.4 million of inventory step-up expense
(2) For second quarter fiscal 2012 post-closure losses

Credit Agreement EBITDA and Leverage Ratio

($ in millions, except ratio)	12 Months Ended 3/31/2013	
Consolidated Net Income	$	555.2
Interest Expense, net		100.4
Income Taxes		(93.0)
Depreciation and Amortization		546.3
Additional Permitted Charges (1)		115.1
Credit Agreement EBITDA	$	1,224.0
Current Portion of Debt	$	29.7
Long-Term Debt due after one year		3,149.3
Total Debt	$	3,179.0
Plus: Letters of Credit, Guarantees and Other Adjustments		61.7
Total Funded Debt	$	3,240.7
Leverage Ratio		2.65x

(1) As specified in our Credit Agreement dated September 27, 2012. Excludes the 2Q FY2013 impact of the reversal of previously established tax reserves of $254 million relating to alternative fuel mixture tax credits (AFMC) acquired in the Smurfit-Stone acquisition

Credit Agreement EBITDA Breakout of Additional Permitted Charges

($ in millions)	12 Months Ended 3/31/2013	
Restructuring, Acquisition and Integration Items	$	66.1
Financing Fees and Expenses		6.6
Non-cash share based compensation expense		40.2
Other		2.2
Total of Additional Permitted Charges (1)	$	115.1

(1) As specified in our Credit Agreement dated September 27, 2012. Excludes the 2Q FY2013 impact of the reversal of previously established tax reserves of $254 million relating to alternative fuel mixture tax credits (AFMC) acquired in the Smurfit-Stone acquisition

Credit Agreement EBITDA

($ in millions)	YTD 2Q FY2013	YTD 2Q FY2012
Consolidated Net Income	$ 412.5	$ 109.5
Interest Expense, net	51.1	58.7
Income Taxes	(161.7)	68.2
Depreciation and Amortization	277.3	265.3
Additional Permitted Charges [1]	50.7	80.9
Credit Agreement EBITDA	$ 629.9	$ 582.6

(1) As specified in our Credit Agreement dated September 27, 2012. Excludes the 2Q FY2013 impact of the reversal of previously established tax reserves of $254 million relating to alternative fuel mixture tax credits (AFMC) acquired in the Smurfit-Stone acquisition